Exhibit 99.1

CORPORATE OVERVIEW Education and Training Through Innovation to Develop the Skills of the Future Evan Levine, CEO December 6 , 2017

This PowerPoint Slide Deck includes “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Forward - looking statements provide our current expectations, opinion, belief or forecasts of future events and performance . A statement identified by the use of forward - looking words including “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward - looking statements . Such statements are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties . Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of ProBility Media Corp (“ProBility” . ) These risks and others are included from time to time in documents we file with the Securities and Exchange Commission (“SEC”), including but not limited to, our Form 10 - Ks, Form 10 - Qs and Form 8 - Ks . Other unknown or unpredictable factors also could have material adverse effects on our future results . Accordingly, you should not place undue reliance on these forward - looking statements . Although ProBility believes that the expectations reflected in such forward - looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release . You are cautioned that any forward - looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected . The forward - looking statements in this PowerPoint slide deck are made as of the date hereof . ProBility takes no obligation to update or correct its own forward - looking statements, except as required by law, or those prepared by third parties that are not paid for by ProBility . ProBility’s SEC filings are available at http : //www . sec . gov . The forward - looking statements also relate to the proposed purchase by the Company of all of the outstanding shares of Visyon, the consummation of which is subject to the execution and delivery of a definitive stock purchase agreement and the satisfaction of the closing conditions which will be contained therein . There can be no assurance that a definitive stock purchase agreement will be entered into, that the Visyon acquisition will be consummated upon the terms set forth in the parties' letter of intent, or otherwise, or that the anticipated benefits of the Visyon acquisition will ever be realized . In this PowerPoint slide deck, we may rely on and refer to information regarding our industry which comes from market research reports, analyst reports and other publicly available information, and we have not verified any of it . This PowerPoint slide deck does not constitute an offer to sell or the solicitation of an offer to buy any securities of ProBility, and shall not constitute an offer, solicitation or sale of any security in any state or jurisdiction in which such offer, solicitation, sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction . 2 Proprietary and Confidential Safe Harbor And Disclaimer i

Why ProBility?

ProBility Media provides a comprehensive set of immersive technologies, digital learning and compliance solutions for global industrial customers and academic institutions

- State-of-the-art Immersive Virtual Reality / Augmented Reality (VR/AR) technologies for training, healthcare and entertainment
- Suite of digital training for professional development for multiple industrial and healthcare sectors
- Proven track record for monetising immersive technologies in the enterprise market
- End-to-end offering that links digital innovation, content IP and scalable platforms
- Large global markets for VR/AR and corporate training
- 40,000 customers across industries and geographies
- $15M 2017 revenue base
- Revenue target: $100M+ by 2021
- Target gross margins of ~70% and EBITDA margins of 30%+ by 2021
- Publicly quoted OTCQB; ticker: PBYA



Immersive Technologies
ProBility Media Corp.
Digital Learning
Compliance Solutions

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4 Proprietary and Confidential Evan M Levine Chairman And CEO CEO ADVENTRX Pharmaceuticals, Managing Partner and Portfolio Manager Brown Simpson Asset Management. Experienced Leadership Team Sr. Management owns 62% of common stock Noah Davis President & Chief Operating Officer Proven leadership of growth Companies, 10 years of experience in Online Businesses; Internet Marketing Expert. Steven Plumb Chief Financial Officer 30 years career in Financial Management; Serial Entrepreneur; Track record of successful M&A Transactions with Public companies. Pere Perez Head of Innovation (CEO Visyon) 20 years leading technology companies in Europe. Managed international expansion of Tangozebra in preparation for selling company to Google. Founder of Visyon

5 Proprietary and Confidential Large Global Market Opportunity TOTAL U.S. Employer - based formal training $177B TOTAL U.S VR Industry Revenue 2026 $40B TOTAL WORLDWIDE VR Revenue 2020 $37.7B Entertainment Education Media Medical & Healthcare High Tech Travel Arts VR usage in the next 2 years in primary industries 84.4% 74% 62.5% 60.4% 56.3% 54.2% 52.1% Dotted lines highlight sectors of focus for ProBility TOTAL WORLDWIDE Employer - based formal training $359B Greenlight Insights SuperData Research Feb - 17 Source: Yeti 2016 Bureau of Labor Statistics Bureau of Labor Statistics

6 Proprietary and Confidential ProBility Industry Focus EDUCATION and TRAINING Industrial Training Academia Environmental Science Certification HEALTHCARE Diagnostic & Planning Surgery Training Treatment & Rehabilitation Marketing & Comms ENTERTAINMENT Hospitality Leisure Music Sports TECHNOLOGY SOLUTIONS

ProBility Media +VISYON Overview

ProBility

Combination of ProBility Media with VISYON provides a comprehensive set of immersive technologies, digital learning and compliance solutions for global industrial customers and academic institutions

VISYON FAMILY

Immersive Technologies

Virtual Reality
Augmented Reality
Artificial Intelligence

visyon · Telepport · BUTLAR · VROKER · VROADCASTER

PROBILITY FAMILY

Digital Learning

E-Learning

ProBility Crane Training · ProBility Safety Academy · 1 Exam Prep

Compliance Solutions

Certification
Licensing
Continuing Education

Est. 1946 · BTP Brown Technical Publications · cranbury international

Global Presence: Houston, Barcelona, London, Madrid, New York, Los Angeles, Ft. Lauderdale, Milan, Lisbon

ProBility Media Corp.
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8 Proprietary and Confidential VISYON Awards

9 Proprietary and Confidential • 40,000 customers (over 15,000 corporate), including many Fortune 500 companies and government agencies around the world • Well diversified across industries and geographies • Multiple touchpoints within corporate customers Established Relationships

Immersive Technology Platform

AR/ VR Training

VISYON's leadership in the successful implementation of innovative enterprise solutions through emerging technologies
+
ProBility's extensive client portfolio in the educational and industrial training markets.



- Focused use of emerging technologies for training
- End-to-end offering that will bring together premium digital innovation services, content IP and scalable platforms
- Innovative computer interfaces like VR/AR underpinned with Artificial Intelligence to drive disruption in traditional training methodologies

Immersive Technology

Augmented and Virtual Reality
Live 360° Video Conferencing
VOD Interactive VR training platform

Industrial Animations & Modeling

Virtual Prototyping
Dynamic Media
3D Animation/Modeling

Technical Illustrations
Video/Web Production
3D Printing

ProBility Media Corp.
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11 Proprietary and Confidential The first VR Streaming Platform enabling two way real time communication. • Two - way real time VR Streaming without any delays • Up to 9 users can join the same room and interact with each other • Multiple license options to cater SME and large organizations • Essential tool to use in Healthcare, Training and Education • Unique service without any comparable competitors Telepport.com Live 360º Video

12 Proprietary and Confidential The first fully interactive VOD Platform compatible with all platforms: • VROADCASTER enables brands to use existing traditional content in VR • Provides an environment focusing on customer loyalty • Essential for education, healthcare, finance and entertainment • Avoids fragmentation of VR initiatives and promotes related content • Monetisation options cover advertising, sponsorship and VR commerce • Full metrics provided help brands understand user behaviour in VR VROADCASTER Live & VOD Interactive VR Framework 1 Bespoke developments to meet any need or requirement if needed 2 Platform personalisation to suit branding and content requirements. 3 Content Creation, Adaptation and Live Streaming Services. 4 Project/Monthly/Annual license fees options and hosting charges.

13 Proprietary and Confidential Augmented Reality Toolkit to enable businesses (Museums, Colleges, Hospitals, etc) to create tailored AR Guides for their customers/visitors. • User is able to configure tour/visit time and interests • Using indoor tracking & next generation AR to create premium tour • Compatible with all AR platforms, Mobile, Tablet & Headsets • Voice recognition to fully enhance localised experience BUTLAR Augmented Reality Guide Toolkit Platform License Fee charged on a month/annual basis Bespoke Content Creation for AR Guides Mobile and Tablet Application Development Revenue Share Options for Premium Partners 1 2 3 4

14 Proprietary and Confidential Industrial Animation Benefits From Corporate Demand With a growing intellectual property library of over 200 animations, ProBility can turn current content into VR and AR offerings and expand subscription services to current clients. Virtual Prototyping 1 3D printing Custom solution 2 3

15 Proprietary and Confidential Well Developed Digital Learning Library With over 300 courses currently online, ProBility offers business and individual students the opportunity to learn and train everywhere. With over 10,000 students, our Digital Learning offerings include: Online Training Continuing education Digital simulation delivered through apps 1 2 3

16 Proprietary and Confidential Compliance Solutions From physical books to VR safety training, ProBility offers a wide range of solutions to enable companies to comply with the complex rules and regulations that govern the skilled and industrial trades. We offer: Provide Access to Core Customers Exam Preparation Codes and Standards Publication On - site training Hybrid training Proprietary published content with 200 titles 1 2 3 4 5

17 Proprietary and Confidential Key Steps in the Growth Strategy Invest in original AR/VR training courses for the existing Digital Learning fields of study Invest in the private label content, particularly with AR/VR product line - up Expand corporate sales and marketing team to support existing AR/VR service and product lines Expand partnerships with industry organizations Design international courses in English and Spanish Complement organic growth with strategic acquisitions that meet key strategic criteria Key Acquisition Criteria Framework reflects a disciplined approach of capital investment in the core areas of growth: DIGITAL LEARNING CONTENT provides in core industries KEY TECHNOLOGIES with proven teams TRAINING PROVIDERS with significant customers base and industry connections Target revenue range $3m - $10m 1 2 3 4 5 6

18 Proprietary and Confidential Financial Highlights and Projections Revenue Compliance Solutions Digital Training Immersive Technologies Total Revenue Y/Y Total Revenue Gross Profit Gross Margin % EBITDA EBITDA % Net income Net income % ~ $8.0mln $3.3 - 3.6mln ~ $4.0mln $15.3 - $15.5mln ~370% $8.7 - 8.9mln 55 - 57% $0.85 - 0.89mln 5.5 - 5.7% $0.23 - 0.25mln 1.5 - 1.7% 2017E* ~$10mln - $15mln ~$10mln - $15mln ~$9mln - $10mln $30mln - $40mln 100 - 150% NA 62 - 67% NA 23 - 26% NA 13 - 18% 2018E** 30 - 35% 70 - 80% 80 - 90% $100mln+ 60 - 65% NA 65 - 70% NA 30%+ NA 22%+ 2017 - 21E CAGR** * 2017 results are pro forma based upon the results of operations had all acquisitions been completed on the first day of the ye ar. ** 2018 results and CAGR projections are based upon successful completion of the merger between ProBility Media and Visyon

19 Proprietary and Confidential Cap Table Cash Total Assets Payables Short term notes Long term notes November CNP financing Stockholders deficit Warrants Options Common shares OS: Basic Fully diluted $ 270,528 $3,962,239 $ 1,770,162 $2,720,893 $ 966,254 $ 1,633,325 $(388,070) 1,814,749 33,000 53,047,497 76,226,509 July 31, 2017* *Included the short term debt of Visyon of approximately $1,200,000 and the November 2017 financing of the Company.

20 Proprietary and Confidential 1517 San Jacinto Street Houston, TX 77002 713 652 3937 800 432 1885 evan@probilitymedia.com www.probilitymedia.com